QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.2

Group Financial Statements
of
Advent Capital (Holdings) PLC
as of and for the six months ended 30 June 2002 (unaudited), together with related notes.

ADVENT CAPITAL (HOLDINGS) PLC

SUMMARY FINANCIAL STATEMENTS
30 JUNE 2002
Summary Financial Statements
30 June 2002

1.
Group Profit and Loss Account

2.
Group Balance Sheet

3.
Group Cash Flow Statement

4.
Basis of Preparation

5.
Group Balance on Technical Account

6.
Group Non Technical Account

7.
Company Balance Sheet

8.
Company Profit and Loss Account

ADVENT CAPITAL (HOLDINGS) PLC

Group Profit & Loss Account
General Business Technical Account

	Six months ended 30.6.2002		Year Ended 31.12.2001
	£'000s	£'000s	£'000s	£'000s
Gross premiums written		124,722		206,398
Outwards reinsurance premiums		(20,324)		(36,530)
Net premiums written		104,398		169,868
Change in the gross provision for unearned premiums		(51,926)		16,153
Reinsurers' share		(2,125)		(28,452)
Earned premiums, net of reinsurance		50,347		157,569
Allocated Investment Income		2,912		7,153
Total technical income		53,259		164,722
Claims paid
—gross amount	(89,045)		(191,302)
—reinsurers' share	45,562		85,212
	(43,483)		(106,090)
Change in the provision for claims
—gross amount	(180,684)		(306,685)
—reinsurers' share	137,177		198,513
	(43,507)		(108,172)
Claims incurred, net of reinsurance		(86,990)		(214,262)
Change in other Technical Provisions		41,767		47,548
Net operating expenses		(10,050)		(44,464)
Balance on technical account		(2,014)		(46,456)
Non Technical Account
Investment Income		444		1,169
Other Income		585		1,033
Other charges		3,350		4,619
Profit/(Loss) on Ordinary Activities before Tax		(4,335)		(48,873)
Tax on profit on ordinary activities		197		103
Profit/(Loss) on Ordinary Activities after Tax		(4,532)		(48,976)
Retained (Loss)/Profit brought forward		(51,273)		(2,297)

Retained (Loss)/Profit carried forward		(55,805)		(51,273)

ADVENT CAPITAL (HOLDINGS) PLC

Group Balance Sheet
30 June 2002

	30 June 2002			31 December 2001
	At Lloyd's	Corporate	Total	At Lloyd's	Corporate	Total
	£'000s	£'000s	£'000s	£'000s	£'000s	£'000s
Assets
Tangible Fixed Assets		686	686		810	810
Intangible Fixed Assets		10,476	10,476		10,875	10,875
Investments	121,417	0	121,417	106,090	0	106,090
Reinsurer's share of technical provisions:
Provision for unearned premiums	10,735		10,735	13,329		13,329
Provision for outstanding claims	453,063		453,063	284,819		284,819
Debtors	221,091	634	221,725	134,107	996	135,103
Cash	17,211	24,759	41,970	7,324	24,500	31,824
Overseas deposits	10,077		10,077	7,215		7,215
Prepayments & accrued income	23,867	3,122	26,989	28,146	3,695	31,841

Total assets	857,461	39,677	897,138	581,030	40,876	621,906

Liabilities
Capital & reserves:
Called-up share capital		11,316	11,316		11,316	11,316
Share premium account		28,802	28,802		28,802	28,802
Other reserves (merger)		(4,308)	(4,308)		(4,308)	(4,308)
Profit & loss account	(53,846)	(1,959)	(55,805)	(47,439)	(3,834)	(51,273)

Share holders funds	(53,846)	33,851	(19,995)	(47,439)	31,976	(15,463)

Technical provisions:
Other technical provisions	(71,225)		(71,225)	(63,035)		(63,035)
Provision for unearned premiums	157,890		157,890	105,456		105,456
Provision for outstanding claims	708,309		708,309	507,392		507,392

	794,974		794,974	549,813		549,813

Provision for other charges		0	0		90	90
Creditors	98,133	8,228	106,361	76,798	1,427	78,225
Accruals & deferred income	15,698	100	15,798	8,705	536	9,241

Total liabilities	854,959	42,179	897,138	587,877	34,029	621,906

	2,502	(2,502)	0	(6,847)	6,847

ADVENT CAPITAL (HOLDINGS) PLC

Group Cashflow Statement

	Six months ended 30.6.2002
	£'000's	£'000's
Net Cash Inflow from Operating Activities		27,921
Return on Investments and Servicing of Finance		444
Investing Activities
Additions to tangible fixed assets	(30)
Net Cash Outflow from Investing Activities		(30)
Net movement in syndicates' portfolio investments		(15,327)

Increase in net funds in the period		13,008

ADVENT CAPITAL (HOLDINGS) PLC

Basis of Preparation

        The Summary Financial Statements have been prepared in accordance with the Group's accounting policies as stated in the 31 December 2001 group accounts.

Post Balance Sheet Event

        In July 2002, Advent Capital (Holdings) PLC (the "Company") conducted an Open Offer and Placing for an additional 60,058,737 of its Ordinary Shares at 50 pence a share. All conditions to the issuance of the additional shares were met on August 23, 2002 when Lloyd's and the Financial Services Authority provided the necessary approvals. The Company realized net proceeds of £29,704,200 (gross proceeds of £30,029,368 less expenses of £325,168) from the Open Offer and Placing and increased its net assets by that amount.

Underwriting Results

        For 2001 and prior years of account ultimate loss ratios are based on the mid range Syndicate Quarterly Reporting (SQR) forecast results as reported to Lloyd's at 30 June 2002. Some years show profits for the six months as a result of the mid range SQR forecast result being better than the Lloyd's Solvency based ultimate loss ratios adopted at the year end.

        For the 2002 years of account of Syndicates 780 and 2 an ultimate net loss ratio of 70% was applied to the net earned premium at 30 June 2002. The premium earning profile of each syndicate resulted in the earned element of premiums written being 37% for Syndicate 2 and 15% for Syndicate 780. The lower percentage of Syndicate 780 is largely attributable to its level of Hurricane exposure causing the incidence of risk against which premiums are earned to be skewed towards the second half of the year.

        In summary, 2002 premiums written and earned at 30 June 2002 were:

	Written Premium Income	Unearned	Earned
	£m	£m	£m
Syndicate 2	95	60	35
Syndicate 780	120	102	18

        [Figures are at Syndicate level and are gross of brokerage and other acquisition costs. ROE £1=$1.52 and C$2.32]

DIFFERENCES BETWEEN ADVENT CAPITAL ACCOUNTING PRINCIPLES AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

        The accounting policies, under which the Group Accounts are prepared, conform with the Companies Act 1985, and with the ABI SORP ("Advent Group Accounting Principles"), which differ in certain respects from generally accepted accounting principles in the United States ("U.S. GAAP"). Differences which have a significant effect on consolidated net income and shareholders' equity are as follows:

ACQUISITION ACCOUNTING

        On 23 November 1999, the Company acquired the remaining 75% of the equity shares of B F Caudle Agencies Limited ("B F Caudle"). The acquisition was accounted for using merger accounting in accordance with Financial Reporting Standard number 6 (FRS 6), and an arising merger reserve of £4,308,102 was recorded by the Company in shareholders' equity. In addition, under FRS 6, legal and professional fees incurred in connection with the acquisition of £521,996 were not included in the fair value of assets and liabilities acquired, but were instead included in post acquisition costs and were charged to the Group Profit and Loss Account in 1999. Under U.S. GAAP, this acquisition transaction is accounted for as a purchase in accordance with the Accounting Principles Board Opinion No. 16, "Business Combinations."

GOODWILL

        Under U.S. GAAP, Statement of Financial Accounting Standards Board No. 142, "Goodwill and Other Intangible Assets" has been adopted and goodwill is not being amortized effective 1 January 2002.

PENSIONS AND OTHER POST RETIREMENT BENEFITS

        The Kingsmead Underwriting Agency Limited Defined Benefit Pension Scheme ("KUAL Fund") had a deficit of £3,340,000 at 31 December 2001 which was disclosed but not recognized by the Group in 2001. Under U.S. GAAP, such deficit is recorded as a liability of the Group at 31 December 2001.

TAXATION

        Deferred taxation is provided by the Group on all temporary differences, except that no deferred tax asset is recognized by the Group on loss on ordinary activities in the six months ended 30 June 2002. Under U.S. GAAP, deferred tax assets are subject to a valuation allowance if it is more likely than not that they will not be realized.

        The following is a summary of the significant adjustments to profit (loss) and shareholders' equity (deficit) which would be required if U.S. GAAP had been applied instead of applying Advent Group Accounting Principles.

Group Profit and Loss Account

	Six months ended 30.6.2002	Year Ended 31.12.2001
	£'000's	£'000's
(Loss) on Ordinary Activities after Taxation	(4,532)	(48,976)
Significant adjustments:
Increase:
Deferred tax benefit on loss on ordinary activities	1,301	14,662
Goodwill amortization expense recorded by Advent Capital in six months ended 30.06.02	329
Pension fund deficit recognized as a liability at 30.06.02 by Advent Capital, net of tax	1,016
Decrease:
Amortization expense of goodwill on B. F. Caudle acquisition		(322)
Recognition of pension fund deficit in existence as of 31.12.01 not recognized by Advent Capital, net of tax		(2,338)

Net loss as adjusted in accordance with U.S. GAAP	(1,886)	(36,974)

Group Shareholders' Funds

	30 June 2002	31 December 2001
	£'000's	£'000's
Shareholders' funds as reported in the Group balance sheet	(19,995)	(15,463)
Significant adjustments:
Increase:
Merger reserve recorded and group reorganization costs incurred in connection with the B. F. Caudle acquisition as accounted for as Goodwill	4,673	4,673
Deferred tax assets	17,375	16,075
Goodwill amortization expense recorded by Advent Capital in six months ended 30.06.02	329
Pension fund deficit recognized as a liability at 30.06.02 by Advent Capital	1,016
Decrease:
Accumulated amortization on B. F. Caudle acquisition Goodwill	(671)	(671)
Recognition of pension fund deficit in existence as of 31.12.01 not recognized by Advent Capital	(2,338)	(2,338)

Shareholders' equity as adjusted in accordance with U.S. GAAP	389	2,276

CONSOLIDATED CASH FLOW STATEMENT

        The consolidated statement of cash flows prepared under Advent Group Accounting Principles present substantially the same information as those required under U.S. GAAP. These statements differ, however, with regard to classification of certain items.

        Under Advent Group Accounting Principles, cash flows are presented separately for operating activities, returns on investments and servicing of finance, taxation, investing activities and management of liquid resources and financing. U.S. GAAP, however, requires only three categories of cash flow activity to be reported: operating, investing and financing. Cash flows from taxation and returns on investments and servicing of finance shown under Advent Group Accounting Principles, would be included as operating activities under U.S. GAAP. Net movement in portfolio investments shown under Advent Group Accounting Principles, would be included as investing activities under U.S. GAAP.

        The categories of cash flow activity under U.S. GAAP can be summarized as follows:

Group Cash Flow Statement

Six months ended 30.6.2002
£'000's
Net Cash Inflow from Operating Activities	27,921
Increase:
Interest received	444

Cash flow provided by operating activities in accordance with U.S. GAAP	28,365

Net Cash (Outflow) from Investing Activities	(30)
Decrease:
Net movement in syndicates' portfolio Investments	(15,327)

Cash flow used in investing activities	(15,357)

Net increase in cash	13,008
Cash at beginning of year	39,039

Cash at end of year	52,047

ADVENT CAPITAL (HOLDINGS) PLC

Group Balance
on Technical Account

			Years Ended 31 December
	Year of Account Total	Six months ended 30.6.2002
			2001	2000	1999	1998
	£'000s	£'000s	£'000s	£'000s	£'000s	£'000s
Syndicate 780—Non Marine Underwriting Year of Account
2002 open	959	959
2001 open	(22,507)	(5,311)	(17,196)
2000 open	(2,377)	371	(4,147)	1,399
1999 closed	(3,092)		2,970	(3,723)	(2,339)

Balance on technical account		(3,981)	(18,373)

Syndicate 2—Marine Underwriting Year of Account
2002 open	2,123	2,123
2001 open	(15,905)	(1,002)	(14,903)
2000 open	(17,194)	(5,621)	(8,770)	(2,803)
1999 closed	(6,241)		(1,090)	515	(5,666)

Balance on technical account		(4,500)	(24,763)

Syndicate 271—Aviation Underwriting Year of Account
2000 open	(64,925)	(7,897)	(33,316)	(23,712)
1999 open	(13,602)	(88)	(9,865)	(434)	(3,215)
1998 open	(3,633)	(1,178)	(3,601)	39	488	619

Balance on technical account		(9,163)	(46,782)

Syndicate 506—Non Marine Underwriting Year of Account
2001 open	(12,038)	845	(12,883)
2000 open	(15,024)	354	(13,955)	(1,423)
1999 open	(14,468)	(967)	(8,278)	(163)	(5,060)

Balance on technical account		232	(35,116)

All Syndicates Balance on technical account		(17,412)	(125,034)
Underwriting Indemnity		15,398	78,563
Distribution adjustment			15

Group Balance on Technical Account		(2,014)	(46,456)

ADVENT CAPITAL (HOLDINGS) PLC

Group Non Technical Account

Six months ended 30.6.2002
£'000s
Investment Income
Interest receivable	443
Other Income
Managing Agency Fees (non group)	585
Other Charges
Amortisation of goodwill	329
LOC charges	445
Amortisation of capacity costs	70
Bank charges	150
Provision for KUAL pension deficit	1,452
Other operating costs	904
3,350

ADVENT CAPITAL (HOLDINGS) PLC

Balance Sheet

	30.6.2002	31.12.2001
	£'000s	£'000s
Assets
Investments	14,406	14,406
Debtors	6,289	6,224
Cash	13,238	13,594
Other Tangible Assets	491	592

Total assets	34,424	34,816

Liabilities
Capital & reserves:
Called-up share capital	11,316	11,316
Share premium account	27,553	27,553
Profit & loss account	(50,799)	(48,792)

Shareholders funds	(11,930)	(9,923)

Provision for other charges	45,557	43,543
Creditors	732	889
Accruals & deferred income	65	307

Total liabilities	34,424	34,816

ADVENT CAPITAL (HOLDINGS) PLC

Detailed Profit & Loss Account

	Six months ended 30 June 2002		Year ended 31 December 2001
	£	£	£	£
Income
Interest Receivable		235,873		656,697
Management Recharges:
Payroll & related costs		300,446		568,048
Depreciation		97,209		113,410

		633,528		1,338,155
Expenses
Direct:
Payroll	335,009		770,326
Pension	29,289		46,190
Accommodation costs—America Square			13,050
Audit			25,000
Legal & Professional Fees	35,795		75,704
Insurance	53,475		12,270
Bank fees and charges	6,375		6,495
Depreciation	101,513		118,432
Printing & stationery			380
Other			2,285
Recharges:
Payroll & related costs	32,211		31,617
Accommodation costs—America Square	12,704		2,616
Accommodation costs—Room 813			9,707
Accommodation costs—KUAL			3,056
Legal & Professional Fees	3,445		1,743
Printing & stationery	968		390
Marketing			2,798
Travel & subsistence	11,485		13,972
Entertaining	171		9,075
Telephone & Fax	1,047
Depreciation	1,837		4,422
Computer			1,518
Other	884		1,108
		626,208		1,152,154

Profit before investment write down, provisions and corporation tax		7,320		186,001
Provision for Advent Capital PLC underwriting losses		2,014,000		43,542,907
Advent Capital PLC debtor written off				5,969,282
Advent Capital PLC investment written off				426,250

Loss before Corporation Tax		(2,006,680)		(49,752,438)
Corporation Tax				60,000

Loss after Corporation Tax		(2,006,680)		(49,812,438)

QuickLinks

  Exhibit 99.2
  Group Profit & Loss Account General Business Technical Account
  Group Balance Sheet 30 June 2002
  Group Cashflow Statement
  Basis of Preparation
  Group Profit and Loss Account
  Group Shareholders' Funds
  Group Cash Flow Statement
  Group Balance on Technical Account
  Group Non Technical Account
  Balance Sheet
  Detailed Profit & Loss Account